                                                                    EXHIBIT 99.1

                        VALERO ENERGY CORPORATION REPORTS
                          RECORD THIRD QUARTER EARNINGS

SAN ANTONIO, October 30, 2003 -- Valero Energy Corporation (NYSE: VLO) today reported net income of $191.1 million, or $1.50 per share, for the third quarter of 2003, compared to net income of $29.8 million, or $.27 per share, for the same period last year. The net income for the third quarter of 2003 is the highest third quarter net income reported by Valero and is 50 percent higher than the previous record third quarter reported in 2000. For the nine months ended September 30, 2003, Valero's net income was $489.9 million, or $4.10 per share, compared to net income of $2.5 million, or $.02 per share, for the nine months ended September 30, 2002. Operating income for the third quarter of 2003 was $357.4 million, compared to operating income of $130.3 million for the same period last year.

Third quarter operating income for the company's refining segment was $393.4 million, compared to $162 million for the same period last year. The company's average throughput margin in the third quarter was $5.33 per barrel, compared to $4.03 per barrel in the third quarter of 2002. The increase in throughput margin per barrel was primarily due to strong refined product margins during the months of August and September.

Operating income for the company's retail segment was $47.3 million for the third quarter, the majority of which was realized during the month of September. The U.S. retail system contributed $33.3 million of this amount with the remaining $14 million coming from the Northeast retail system. This compares to a total of $31 million in operating income last year during the third quarter. Valero's average U.S. retail fuel margin this quarter was $.159 per gallon, which compares to $.124 per gallon in last year's third quarter. Fuel margins for Valero's Northeast retail operations averaged $.174 per gallon for the third quarter of 2003, compared to $.165 per gallon for the third quarter of 2002.

"During the quarter, refined product margins rose dramatically in August and remained attractive in September due to strong gasoline demand, industry-wide refinery outages and moderating imports," said Bill Greehey, Valero's Chairman of the Board and Chief Executive Officer. "In addition to the good refining margins, we were pleased with the strong contribution from our retail and wholesale operations in September, as the rapid decline in crude prices allowed the marketing side of our business to capture higher margins. Our Canadian operations were again a key contributor to our strong earnings, generating over $90 million in operating income this quarter. In total, our record net income this quarter would have been even higher if it were not for the impact of several unit outages in our system early in the quarter, which amounted to approximately $75 million of lost operating income.

"We are also pleased with the contribution that the St. Charles refinery is making following its acquisition on July 1. The refinery contributed $10 million of operating income this quarter. Once we complete the turnaround and expansion of that plant in the first quarter of next year, we expect its contribution to increase significantly.

"We remain in excellent financial condition with our debt-to-capitalization ratio at 42 percent at the end of the quarter, net of the $310 million of cash on our balance sheet. In addition, we have approximately one billion dollars available to us under our revolving credit facilities. In fact, we are nearing completion of the renewal of our one-year, $750 million revolving credit facility on terms similar to our existing facility. And, we have extended the duration of the line to three years.

"Thus far in the fourth quarter, gasoline margins have remained above historical average levels for this time of year. For the month of October, gasoline margins have averaged over $5.00 per barrel on the Gulf Coast and over $12.35 per barrel in California. We are already benefiting from good distillate margins and, as winter approaches, we expect these margins to improve even further.

"As we look to next year, the industry is facing several major changes that should limit refined product supplies in the U.S. Beginning in 2004, gasoline sold in the U.S. must meet the lower annual average sulfur specification of 120 parts per million and be MTBE-free in California, New York and Connecticut. With these new regulations, we see the potential for a significant reduction in gasoline supplies in the U.S. due to the loss of octane from de-sulfurization, the removal of over 80,000 barrels per day of MTBE from the gasoline pool and fewer imports. As a result of these changes and the fact that the U.S. and other world economies are showing signs of improvement, we expect refined product inventories to remain tight and we believe that 2004 will be a very strong year for the refining industry," said Greehey.

Valero's senior management will hold a conference call at 10:00 a.m. ET (9:00 a.m. CT) today, (October 30), to discuss this earnings release. A live broadcast of the conference call will be available on the company's website at www.valero.com.

                                     -MORE-

Valero Energy Corporation is a Fortune 500 company based in San Antonio, with approximately 20,000 employees and annual revenues of more than $30 billion. The company currently owns and operates 14 refineries in 13 locations throughout the United States and Canada. Valero's refineries have a combined throughput capacity of over two million barrels per day, which represents approximately 10 percent of the total U.S. refining capacity. Valero is also one of the nation's largest retail operators with approximately 4,000 retail outlets in the United States and Canada under various brand names including Diamond Shamrock, Ultramar, Valero, Beacon and Total.

Statements contained in this press release that state the company's or management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that the company's actual results could differ materially from those projected in its forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecast, see the company's annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available on the company's web site at http://www.valero.com. These factors include potential changes in gasoline, crude oil, distillate and other commodity prices, varying market conditions, actions of government, hostilities in oil producing regions, adverse rulings in litigation and potential delays or other changes in work and repair schedules. The company undertakes no obligation to update or publicly release the result of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or which the company becomes aware of after the date of this release or to reflect the occurrence of unanticipated events.

                   VALERO ENERGY CORPORATION AND SUBSIDIARIES
                                EARNINGS RELEASE
   (MILLIONS OF DOLLARS, EXCEPT PER SHARE, PER BARREL AND PER GALLON AMOUNTS)
                                   (UNAUDITED)

                                                                  THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                     SEPTEMBER 30,              SEPTEMBER 30,
                                                               ------------------------    ------------------------
                                                                  2003          2002          2003          2002
                                                               ----------    ----------    ----------    ----------
STATEMENT OF INCOME DATA:
    Operating Revenues .....................................   $  9,922.3    $  8,118.8    $ 28,459.2    $ 20,930.2
                                                               ----------    ----------    ----------    ----------

    Costs and Expenses:
      Cost of Sales ........................................      8,749.9       7,309.1      25,163.5      18,705.9
      Refining Operating Expenses ..........................        437.5         334.8       1,202.4         973.3
      Retail Selling Expenses ..............................        176.0         174.0         518.9         510.3
      Administrative Expenses ..............................         76.3          62.7         222.5         175.2
      Depreciation and Amortization Expense ................        125.2         107.9         362.0         334.9
                                                               ----------    ----------    ----------    ----------
        Total Costs and Expenses ...........................      9,564.9       7,988.5      27,469.3      20,699.6
                                                               ----------    ----------    ----------    ----------

    Operating Income .......................................        357.4         130.3         989.9         230.6

    Equity in Earnings of Valero L.P. (1) ..................          9.7            --          20.4            --

    Other Income (Expense), Net ............................         (0.3)          6.4          (5.9)         11.3

    Interest and Debt Expense, Net .........................        (64.9)        (77.9)       (203.2)       (204.8)

    Minority Interest in Net Income of Valero L.P. (1) .....           --          (3.8)         (2.4)        (10.4)

    Distributions on Preferred
      Securities of Subsidiary Trusts ......................           --          (7.5)        (15.0)        (22.5)
                                                               ----------    ----------    ----------    ----------

    Income Before Income Taxes .............................        301.9          47.5         783.8           4.2

    Income Tax Expense .....................................        110.8          17.7         293.9           1.7
                                                               ----------    ----------    ----------    ----------

    Net Income .............................................        191.1          29.8         489.9           2.5

    Preferred Stock Dividends ..............................          1.3            --           1.3            --
                                                               ----------    ----------    ----------    ----------

    Net Income Applicable to Common Stock ..................   $    189.8    $     29.8    $    488.6    $      2.5
                                                               ==========    ==========    ==========    ==========

    Earnings per Common Share ..............................   $     1.62    $     0.28    $     4.32    $     0.02

      Weighted Average Common Shares
        Outstanding (in millions) ..........................        116.9         105.9         113.0         105.6

    Earnings per Common Share - Assuming Dilution ..........   $     1.50    $     0.27    $     4.10    $     0.02

      Weighted Average Common Equivalent Shares
        Outstanding (in millions) ..........................        127.6         109.1         119.5         109.9

BALANCE SHEET DATA:                                   SEPTEMBER 30,    DECEMBER 31,
                                                         2003               2002
                                                     --------------    ------------
Cash .............................................   $        309.6    $      378.9

Total Debt .......................................   $      4,366.0    $    4,970.8

Debt-to-Capitalization Ratio (net of cash) (2) ...             42.0%           50.4%

                   VALERO ENERGY CORPORATION AND SUBSIDIARIES
                                EARNINGS RELEASE
   (MILLIONS OF DOLLARS, EXCEPT PER SHARE, PER BARREL AND PER GALLON AMOUNTS)
                                   (UNAUDITED)


                                                                   THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                      SEPTEMBER 30,                   SEPTEMBER 30,
                                                               ---------------------------     ---------------------------
                                                                  2003             2002            2003           2002
                                                               -----------     -----------     -----------     -----------
OPERATING INCOME (LOSS) BY BUSINESS SEGMENT:
  Refining .................................................   $     393.4     $     162.0     $   1,063.3     $     338.0
                                                               -----------     -----------     -----------     -----------
  Retail:
    U.S ....................................................          33.3            18.0            93.9            30.5
    Northeast ..............................................          14.0            13.0            74.6            51.3
                                                               -----------     -----------     -----------     -----------
      Total Retail .........................................          47.3            31.0           168.5            81.8
                                                               -----------     -----------     -----------     -----------
    Total Before Administrative ............................         440.7           193.0         1,231.8           419.8
  Administrative ...........................................         (83.3)          (62.7)         (241.9)         (189.2)
                                                               -----------     -----------     -----------     -----------
    Total ..................................................   $     357.4     $     130.3     $     989.9     $     230.6
                                                               ===========     ===========     ===========     ===========

DEPRECIATION AND AMORTIZATION BY BUSINESS SEGMENT:
  Refining .................................................   $     106.7     $      97.2     $     308.5     $     289.4
                                                               -----------     -----------     -----------     -----------
  Retail:
    U.S ....................................................           8.3             6.5            19.5            19.0
    Northeast ..............................................           3.2             4.2            14.6            12.5
                                                               -----------     -----------     -----------     -----------
      Total Retail .........................................          11.5            10.7            34.1            31.5
                                                               -----------     -----------     -----------     -----------
    Total Before Administrative ............................         118.2           107.9           342.6           320.9
  Administrative ...........................................           7.0              --            19.4            14.0
                                                               -----------     -----------     -----------     -----------
    Total ..................................................   $     125.2     $     107.9     $     362.0     $     334.9
                                                               ===========     ===========     ===========     ===========

EARNINGS BEFORE INTEREST, TAXES,
  DEPRECIATION AND AMORTIZATION (3) ........................   $     490.9     $     230.8     $   1,347.1     $     540.4

OPERATING HIGHLIGHTS:
  REFINING:
    Throughput Volumes (Mbbls per Day) .....................         1,911           1,604           1,792           1,559
    Throughput Margin per Barrel ...........................   $      5.33     $      4.03     $      5.26     $      3.76

    Operating Costs per Barrel:
      Refining Operating Expenses ..........................   $      2.49     $      2.27     $      2.46     $      2.29
      Depreciation and Amortization ........................          0.61            0.66            0.63            0.68
                                                               -----------     -----------     -----------     -----------
         Total Operating Costs per Barrel ..................   $      3.10     $      2.93     $      3.09     $      2.97
                                                               ===========     ===========     ===========     ===========

    Charges:
      Crude Oils:
         Sour ..............................................            42%             44%             44%             45%
         Sweet .............................................            35              35              36              34
                                                               -----------     -----------     -----------     -----------
           Total Crude Oils ................................            77              79              80              79
      Residual Fuel Oil ....................................             5               6               5               5
      Other Feedstocks and Blendstocks .....................            18              15              15              16
                                                               -----------     -----------     -----------     -----------
         Total Charges .....................................           100%            100%            100%            100%
                                                               ===========     ===========     ===========     ===========

    Yields:
      Gasolines and Blendstocks ............................            53%             55%             54%             55%
      Distillates ..........................................            28              27              28              27
      Petrochemicals .......................................             3               3               3               3
      Lubes and Asphalts ...................................             4               5               4               4
      Other Products .......................................            12              10              11              11
                                                               -----------     -----------     -----------     -----------
         Total Yields ......................................           100%            100%            100%            100%
                                                               ===========     ===========     ===========     ===========

                   VALERO ENERGY CORPORATION AND SUBSIDIARIES
                                EARNINGS RELEASE
   (MILLIONS OF DOLLARS, EXCEPT PER SHARE, PER BARREL AND PER GALLON AMOUNTS)
                                   (UNAUDITED)

                                                        THREE MONTHS ENDED           NINE MONTHS ENDED
                                                           SEPTEMBER 30,               SEPTEMBER 30,
                                                     -------------------------   -------------------------
                                                         2003          2002          2003          2002
                                                     -----------   -----------   -----------   -----------
REFINING OPERATING HIGHLIGHTS BY REGION: (4)
  GULF COAST:
      Operating Income ...........................   $     112.6   $      94.3   $     320.0   $     120.4

      Throughput Volumes (Mbbls per Day) .........           933           678           829           650

      Throughput Margin per Barrel ...............   $      4.62   $      4.75   $      4.71   $      3.94

      Operating Costs per Barrel:
        Refining Operating Expenses ..............   $      2.68   $      2.47   $      2.65   $      2.46
        Depreciation and Amortization ............          0.63          0.76          0.64          0.80
                                                     -----------   -----------   -----------   -----------
          Total Operating Costs per Barrel .......   $      3.31   $      3.23   $      3.29   $      3.26
                                                     ===========   ===========   ===========   ===========

  MID-CONTINENT:
      Operating Income ...........................   $      82.1   $      41.0   $     162.2   $     105.2

      Throughput Volumes (Mbbls per Day) .........           292           272           274           262

      Throughput Margin per Barrel ...............   $      5.67   $      4.12   $      5.04   $      4.14

      Operating Costs per Barrel:
        Refining Operating Expenses ..............   $      2.18   $      1.95   $      2.36   $      2.11
        Depreciation and Amortization ............          0.43          0.55          0.51          0.55
                                                     -----------   -----------   -----------   -----------
          Total Operating Costs per Barrel .......   $      2.61   $      2.50   $      2.87   $      2.66
                                                     ===========   ===========   ===========   ===========

  NORTHEAST:
      Operating Income ...........................   $     105.4   $      23.1   $     323.0   $      33.1

      Throughput Volumes (Mbbls per Day) .........           368           351           371           348

      Throughput Margin per Barrel ...............   $      5.31   $      2.75   $      5.27   $      2.39

      Operating Costs per Barrel:
        Refining Operating Expenses ..............   $      1.69   $      1.55   $      1.58   $      1.55
        Depreciation and Amortization ............          0.51          0.47          0.51          0.49
                                                     -----------   -----------   -----------   -----------
          Total Operating Costs per Barrel .......   $      2.20   $      2.02   $      2.09   $      2.04
                                                     ===========   ===========   ===========   ===========

  WEST COAST:
      Operating Income ...........................   $      93.3   $       3.6   $     258.1   $      79.3

      Throughput Volumes (Mbbls per Day) .........           318           303           318           299

      Throughput Margin per Barrel ...............   $      7.15   $      3.80   $      6.89   $      4.64

      Operating Costs per Barrel:
        Refining Operating Expenses ..............   $      3.15   $      2.95   $      3.08   $      2.92
        Depreciation and Amortization ............          0.81          0.73          0.83          0.75
                                                     -----------   -----------   -----------   -----------
          Total Operating Costs per Barrel .......   $      3.96   $      3.68   $      3.91   $      3.67
                                                     ===========   ===========   ===========   ===========

                   VALERO ENERGY CORPORATION AND SUBSIDIARIES
                                EARNINGS RELEASE
   (MILLIONS OF DOLLARS, EXCEPT PER SHARE, PER BARREL AND PER GALLON AMOUNTS)
                                   (UNAUDITED)

                                                                      THREE MONTHS ENDED           NINE MONTHS ENDED
                                                                         SEPTEMBER 30,                SEPTEMBER 30,
                                                                   -------------------------    ------------------------
                                                                      2003           2002          2003          2002
                                                                   ----------     ----------    ----------    ----------
    RETAIL - U.S.:
       Company - Operated Fuel Sites (Average) .................        1,164          1,322         1,207         1,386
       Fuel Volumes (Gallons per Day per Site) .................        4,773          4,491         4,535         4,434
       Fuel Margin per Gallon ..................................   $    0.159     $    0.124    $    0.154    $    0.104
       Merchandise Sales .......................................   $    251.3     $    263.0    $    713.1    $    787.0
       Merchandise Margin (Percentage of Sales) ................         27.3%          27.9%         27.9%         27.4%
       Margin on Miscellaneous Sales ...........................   $     22.4     $     18.1    $     67.4    $     52.3
       Selling Expenses ........................................   $    130.5     $    134.9    $    382.3    $    392.3

    RETAIL - NORTHEAST:
       Fuel Volumes (Thousand Gallons per Day) .................        3,132          3,097         3,338         3,183
       Fuel Margin per Gallon ..................................   $    0.174     $    0.165    $    0.209    $    0.177
       Merchandise Sales .......................................   $     33.8     $     27.9    $     89.0    $     73.2
       Merchandise Margin (Percentage of Sales) ................         23.6%          22.7%         22.7%         22.6%
       Margin on Miscellaneous Sales ...........................   $      4.7     $      3.9    $     14.9    $     12.0
       Selling Expenses ........................................   $     45.5     $     39.1    $    136.6    $    118.0

AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
       (DOLLARS PER BARREL):
          Feedstocks (at U.S. Gulf Coast, except as Noted):
             West Texas Intermediate (WTI) Crude Oil ...........   $    30.18     $    28.32    $    31.10    $    25.38
             WTI Less Sour Crude Oil (5) .......................   $     3.15     $     2.42    $     3.44    $     2.36
             WTI Less Alaska North Slope (ANS)
                Crude Oil (U.S. West Coast) ....................   $     1.36     $     1.00    $     1.39    $     1.34

          Products:
             U.S. Gulf Coast:
                Conventional 87 Gasoline Less WTI ..............   $     7.28     $     3.71    $     5.99    $     4.19
                No. 2 Fuel Oil Less WTI ........................   $     1.59     $     0.95    $     2.65    $     0.88
                Propylene Less WTI .............................   $    (2.76)    $     1.72    $     2.34    $     2.53
             U.S. Mid-Continent:
                Conventional 87 Gasoline Less WTI ..............   $    10.03     $     5.79    $     8.10    $     5.60
                Low-Sulfur Diesel Less WTI .....................   $     4.92     $     3.89    $     5.18    $     2.91
             U.S. Northeast:
                Conventional 87 Gasoline Less WTI ..............   $     8.65     $     4.01    $     6.06    $     3.80
                No. 2 Fuel Oil Less WTI ........................   $     2.50     $     1.79    $     4.52    $     1.86
                Lube Oils Less WTI .............................   $    26.78     $    17.99    $    24.13    $    16.22
             U.S. West Coast:
                CARB 87 Gasoline Less ANS ......................   $    17.26     $     8.83    $    15.54    $    10.58
                Low-Sulfur Diesel Less ANS .....................   $     8.05     $     5.49    $     7.03    $     4.79

                   VALERO ENERGY CORPORATION AND SUBSIDIARIES
                                EARNINGS RELEASE
   (MILLIONS OF DOLLARS, EXCEPT PER SHARE, PER BARREL AND PER GALLON AMOUNTS)
                                   (UNAUDITED)


(1) On March 18, 2003, Valero Energy Corporation's ownership interest in Valero L.P. decreased from approximately 73.6% to approximately 49.5%. As a result of this decrease in ownership of Valero L.P., combined with certain other corporate governance changes, Valero Energy Corporation ceased consolidating Valero L.P. as of that date and began using the equity method to account for its investment in the partnership.

(2) The following is a reconciliation of the debt-to-capitalization ratio. This information is presented because Valero is required to maintain a certain debt-to-capitalization ratio under its bank credit facilities.

                                                                                SEPTEMBER 30,       DECEMBER 31,
                                                                                    2003                2002
                                                                               ---------------     ---------------
Debt:
  Debt, including current maturities, short-term debt and capital lease
     obligations, per the balance sheet ....................................   $       4,366.0     $       4,970.8
  Less: Cash and temporary cash investments ................................            (309.6)             (378.9)
  Plus: Guarantees .........................................................                --                 6.8
  Plus: Company-obligated preferred securities of subsidiary trusts:
     20% of $172.5 outstanding balance of Premium Equity Participating
        Security Units (PEPS Units) ........................................                --                34.5
     50% of $200 outstanding balance of Trust Originated Preferred
        Securities (TOPrS) .................................................                --               100.0
                                                                               ---------------     ---------------
        Total debt .........................................................           4,056.4             4,733.2
                                                                               ---------------     ---------------
Equity:
  Stockholders' equity per the balance sheet ...............................           5,592.9             4,308.3
  80% of $172.5 outstanding balance of PEPS Units ..........................                --               138.0
  50% of $200 outstanding balance of TOPrS .................................                --               100.0
  Minority interest ........................................................                --               116.0
                                                                               ---------------     ---------------
     Total equity ..........................................................           5,592.9             4,662.3
                                                                               ---------------     ---------------
Total capitalization .......................................................   $       9,649.3     $       9,395.5
                                                                               ===============     ===============

Debt-to-capitalization ratio ...............................................              42.0%               50.4%
                                                                               ===============     ===============

(3) The following is a reconciliation of earnings before interest, taxes, depreciation and amortization (EBITDA):

                                                         THREE MONTHS ENDED            NINE MONTHS ENDED
                                                            SEPTEMBER 30,                 SEPTEMBER 30,
                                                     --------------------------    --------------------------
                                                        2003            2002          2003           2002
                                                     -----------    -----------    -----------    -----------
            Pre-tax income .......................   $     301.9    $      47.5    $     783.8    $       4.2
            Depreciation and amortization ........         125.2          107.9          362.0          334.9
            Interest and debt expense, net .......          64.9           77.9          203.2          204.8
            Other amortizations ..................          (1.1)          (2.5)          (1.9)          (3.5)
                                                     -----------    -----------    -----------    -----------
               Total EBITDA ......................   $     490.9    $     230.8    $   1,347.1    $     540.4
                                                     ===========    ===========    ===========    ===========

(4) The regions depicted herein contain the following refineries: GULF COAST-Corpus Christi East and West Refineries, Texas City Refinery, Houston Refinery, Three Rivers Refinery, Krotz Springs Refinery and St. Charles Refinery; MID-CONTINENT-McKee Refinery, Ardmore Refinery and Denver Refinery; NORTHEAST-Quebec Refinery and Paulsboro Refinery; and WEST COAST-Benicia Refinery and Wilmington Refinery.

(5) The market reference differential for sour crude oil is based on 50% Arab Medium and 50% Arab Light posted prices.